Acquisition (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012
Equity instruments (2,481,596 common shares of the Company)	$ 9,629	[1]
Deferred consideration	10,685	[2]
Cash consideration	1,266		0
Fair value of total consideration transferred	$ 21,580

[1]	The fair value of 19.9% of the Company’s outstanding shares issued on Closing Date (a total of 2,481,596 shares) with a value of $3.88 per share for a total of $9,629 determined based on the closing price on the last trading day immediately preceding the Transaction.
[2]	The fair value of the deferred consideration of $12,000 incurred by the Company on Closing Date adjusted by estimated post-closing adjustments of $1,315. Post-closing adjustments are not complete. This fair value measure is based on significant inputs that are not observable in the market (Level 3 inputs) including: (a) discount factor, (b) estimate of post-closing adjustments and (c) forecasted cash receipts from product sales.